Exhibit 10.5

                              AMENDMENT AGREEMENT
                                      TO
                             MANAGEMENT AGREEMENT


            This  Amendment  Agreement,  dated  October 19,  2000,  by and among
Heartland Partners, L.P., a Delaware limited partnership ("Heartland"), CMC Heartland Partners, a Delaware general partnership (the "Operating Partnership"), and Heartland Technology, Inc., a Delaware corporation (as successor in interest to Chicago Milwaukee Corporation under the Management Agreement hereinafter defined) (the "Manager").

            WHEREAS, Heartland, the Operating Partnership and the Manager are parties to a Management Agreement dated as of June 27, 1990 (the "Management Agreement") and desire to extend the term thereof, effective as of June 26, 2000.

            NOW THEREFORE, the parties hereto agree as follows:

            1. Section 7(a) of the Management Agreement hereby is amended, effective as of June 26, 2000, to read as follows:

                  (a) The term of this  Agreement  shall continue until June 27,
                      2005.

            2. The Management Agreement, as amended by Section 1 hereof, shall continue in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment Agreement.


                                          HEARTLAND PARTNERS, L.P.
                                          By: HTI Interests, LLC
                                                as General Managing Partner


                                          By:______________________________

                                          Name:____________________________

                                          Title:___________________________


                                          CMC HEARTLAND PARTNERS
                                          By: Heartland Technology, Inc.
                                                as General Managing Partner


                                          By:______________________________

                                          Name:____________________________

                                          Title:___________________________



                                          HEARTLAND TECHNOLOGY, INC.


                                          By:______________________________

                                          Name:____________________________

                                          Title:___________________________